                                                                 EXHIBIT 10.99.6

                    AMENDMENT TO CONTRACT BUY-OUT AGREEMENT

     This Amendment to Contract Buy-Out Agreement (the "Amendment"), dated as of January 6, 1999 is made and entered into by and between Youth Services International, Inc., a Maryland corporation ("YSI") and Golden Eagle Education & Training, Inc. (formerly, "International Youth Institute, Inc."), a Maryland corporation ("Golden Eagle"). This Amendment shall be deemed effective as of December 21, 1998.

                             Explanatory Statement
                             ---------------------

     A. On December 21, 1998, YSI and golden Eagle entered into a Contract Buy-Out Agreement (the "Agreement").

     B. all terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     C.  YSI and Golden Eagle desire to amend the Agreement as set forth herein.

                                   Agreement
                                   ---------

     Now, therefore, for good and valuable consideration, the explanatory statement set forth above, which is incorporated into the body of this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

          "Termination of TSA.  YSI and Golden Eagle terminate and rescind the
           ------------------
          TSA in every respect effective as of December 31, 1998 (the "Termination Date")."

     2. Section 2 of the Agreement shall be deleted in its entirety and replaced with the following:

          "Buy-Out Amount.  As full payment to Golden Eagle for the release and
           --------------
          discharge of the parties' respective obligations under the TSA, YSI agrees to pay Golden Eagle the total sum of $1,150,000.00 as follows:
          (i) YSI shall initiate a wire transfer of the sum of $775,000.00 to Golden Eagle no later than 4:00 p.m. January 6, 1999; the $775,000 must be received in Golden Eagle's account no later than 4:00 p.m. on January 7, 1999; and (ii) YSI shall pay to Golden Eagle by bank treasurer's check or wire transfer the sum of $375,000.00 with such funds being received by Golden Eagle on the earlier of (x) March 5,

          1999 and (y) the first business day following the announcement by the Maryland Department of Juvenile Justice of the selection of the preferred bidder of the Charles H. Hickey School Contract RFP No. 99JJ010.

     3.  Section 3 of the Agreement shall be deleted in its entirety.

     4. Section 7 of the Agreement shall be deleted in its entirety and replaced with the following:

          "Compliance by Golden Eagle.
           --------------------------

              A. Golden Eagle hereby agrees that it and its officers, individually or representing Golden Eagle in any capacity will not (a)
          (i) assist, advise or consult with, (ii) team with, or (iii) lend its name to or otherwise be a part of a bid proposal (as subcontractor, consultant, reference or otherwise) of, any person or party in connection with any proposal for any contract relating to current operations of YSI or the renewal of any YSI contract, or (b) otherwise violate or breach the noncompete provisions of the Assignment and hereby represents and warrants that neither it nor any of its officers has done any of the foregoing.

              B. Golden Eagle agrees that any material violation by it and any of its officers of the provisions of this Section 7 would enable YSI to reclaim the amount paid by YSI to Golden Eagle under Section 2 hereof, in addition to any other legal or equitable relief to which YSI may be entitled, provided, however, that the amount that YSI may reclaim under the provisions of this paragraph shall be reduced by the sum of two hundred thousand dollars ($200,000) on each anniversary of the date of this agreement until such amount shall be reduced to zero, it being understood that such reduction does not limit the amount of damages or other relief to which YSI may be entitled."

     5.  Purchase of Equipment.  On or before January 8, 1999, YSI shall pay to
         ---------------------
Golden Eagle the sum of $4,852.42 in consideration of the equipment set forth on Schedule A attached hereto, all of which has previously been transferred by Golden Eagle to YSI.

     6.  Representations and Warranties of YSI and Golden Eagle.  YSI and Golden
         ------------------------------------------------------
Eagle are corporations duly organized, validly existing and in good standing under the laws of the state of Maryland and both have full corporate power to enter into and perform their obligations under this Amendment and the Agreement. The execution, delivery and performance of this Amendment and the Agreement are within the corporate power of YSI and Golden Eagle and have been duly authorized by all necessary corporate action by YSI and Golden Eagle. This Amendment and the Agreement, as amended, are enforceable against YSI and Golden Eagle in accordance with their respective terms.

     7.  Effect of this Amendment.  Except as specifically set forth herein, the
         ------------------------
provisions of the Agreement shall remain in full force and effect as if this Amendment had not been made. The Agreement, as hereby amended, is ratified and confirmed.

     8.  Counterparts.  This Amendment may be executed in several counterparts,
         ------------
each of which shall be deemed an original, but all of which shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed as of the day and year first above written.


WITNESS:                             YOUTH SERVICES INTERNATIONAL, INC.


/s/ John E. Mentzer                  By: /s/ Mark S. Demilio
-------------------                     --------------------
                                        Mark S. Demilio, Senior Vice President
                                         and General Counsel


                                     GOLDEN EAGLE EDUCATION &
                                      TRAINING, INC.


/s/ William M. Murphy                 By: /s/ Dr. David B. Dolch
---------------------                    -----------------------
                                         Dr. David Dolch, Chairman and Chief
                                          Executive Officer

               GOLDEN EAGLE EDUCATION & TRAINING, INC. EQUIPMENT
                     (As used in conjunction with YSI TSA)

                                                                                                   12/31/98        CONTRACT
                                                                       DATE OF       ORIGINAL        BOOK           BUYOUT
LOCATION                               DESCRIPTION                     PURCHASE        COST          VALUE           PRICE
--------                               -----------                     --------        ----          -----           -----
Capital Equipment

-----------------------------------------------------------------------------------------------------------------------------
Camp Washington                Gateway P5-100 Desktop Computer       15-May-96      $ 2,409.13    $  267.69        $  267.69
-----------------------------------------------------------------------------------------------------------------------------
Clarinda Academy               HP 600C Color Inkjet Printer          10-Apr-96      $   427.41    $  199.57        $  199.57
-----------------------------------------------------------------------------------------------------------------------------
Clarinda Academy               Gateway P5-100 Desktop Computer       15-May-96      $ 2,409.13    $  267.69        $  267.69
-----------------------------------------------------------------------------------------------------------------------------
Hickey School                  Gateway P5-100 Desktop Computer       15-May-96      $ 2,174.28    $  267.69        $  267.69
-----------------------------------------------------------------------------------------------------------------------------
Ken Gardiner's Home Office     Toshiba P5-75 Notebook Computer       04-Jun-96      $ 2,174.28    $1,087.08        $1,087.08
-----------------------------------------------------------------------------------------------------------------------------
Rick Avery's Home Office       HP 5P Laser Printer                   22-Apr-96      $ 1,002.15    $  467.75        $  467.75
-----------------------------------------------------------------------------------------------------------------------------
Rick Avery's Home Office       Gateway P5-100 Desktop Computer       15-May-96      $ 2,409.13    $  267.69        $  267.69
-----------------------------------------------------------------------------------------------------------------------------
Rick Avery's Home Office       Sharp Fax Machine                     27-Feb-97      $   344.84    $  218.34        $  218.34

                                   ------------------------------------------------------------------------------------------
                                      Total - Capital Equipment                     $13,585.20    $3,043.50        $3,043.50
                                   ------------------------------------------------------------------------------------------
  Expense Items

-----------------------------------------------------------------------------------------------------------------------------
Camp Washington                2 Drawer File Cabinet                 10-Oct-96     $    69.98                     $   34.99
-----------------------------------------------------------------------------------------------------------------------------
Camp Washington                2 Drawer File Cabinet                 20-Nov-96     $    71.66                     $   35.83
-----------------------------------------------------------------------------------------------------------------------------
Camp Washington                O/H Projector                         03-Feb-97     $   199.99                     $   99.99
-----------------------------------------------------------------------------------------------------------------------------
Camp Washington                4 Drawer Putty File Cabinet           08-Sep-97     $   229.33                     $  114.66
-----------------------------------------------------------------------------------------------------------------------------
Chanute Transition Center      Filing Cabinet                        06-Nov-98     $    89.00                     $   44.50
-----------------------------------------------------------------------------------------------------------------------------
Clarinda Academy               Iomega Zip Drive (External)           02-Oct-98     $   146.99                     $   73.50
-----------------------------------------------------------------------------------------------------------------------------
Cypress Creek Academy          Black File Cabinet                    20-Aug-97     $   262.35                     $  131.18
-----------------------------------------------------------------------------------------------------------------------------
Cypress Creek Academy          Filing Cabinet                        26-Jun-98     $   264.99                     $  132.49
-----------------------------------------------------------------------------------------------------------------------------
Everglades Academy             4 Drawer (25") File Cabinet           25-Aug-97     $   214.89                     $  107.44
-----------------------------------------------------------------------------------------------------------------------------
Hickey School                  4 Drawer Putty Lateral File           21-Feb-97     $   230.42                     $  115.21
-----------------------------------------------------------------------------------------------------------------------------
Hickey School                  Gray Task Chair                       27-Mar-97     $   223.11                     $  111.56
-----------------------------------------------------------------------------------------------------------------------------
Hickey School                  4 Drawer Gray Lateral File            16-Jun-97     $   230.42                     $  115.21
-----------------------------------------------------------------------------------------------------------------------------
Hickey School                  HP Deskjet 500 Printer                01-May-98     $    75.00                     $   37.50
-----------------------------------------------------------------------------------------------------------------------------
Hillsborough Academy           Black Storage Cabinet                 10-Sep-97     $   264.83                     $  132.42
-----------------------------------------------------------------------------------------------------------------------------
Keweenaw Academy               O/H Projector                         09-Jan-97     $   199.99                     $   99.99
-----------------------------------------------------------------------------------------------------------------------------
Rick Avery's Home Office       Iomega Zip Drive (External)           16-Aug-98     $   125.39                     $   62.70
-----------------------------------------------------------------------------------------------------------------------------
Rick Avery's Home Office       Fax/Modem Card                        26-Aug-98     $   135.80                     $   67.90
-----------------------------------------------------------------------------------------------------------------------------
Springfield Academy            Flip Chart Easel                      03-Dec-96     $   144.99                     $   72.50
-----------------------------------------------------------------------------------------------------------------------------
Springfield Academy            O/H Projector                         03-Dec-96     $   199.99                     $   99.99
-----------------------------------------------------------------------------------------------------------------------------
Springfield Academy            2 Drawer File Cabinet                 09-Dec-96     $    69.98                     $   34.99
-----------------------------------------------------------------------------------------------------------------------------
Springfield Academy            2 Drawer File Cabinet                 09-Dec-96     $    69.98                     $   34.99
-----------------------------------------------------------------------------------------------------------------------------
Tarklo Academy                 Literature Sorter                     08-Oct-97     $    98.76                     $   49.38
-----------------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------
                                      Total - Expense Items                         $ 3,617.84                    $1,808.92
                                   ------------------------------------------------------------------------------------------

                                   ------------------------------------------------------------------------------------------
                                      Total - All Equipment                         $17,203.04                    $4,852.42
                                   ------------------------------------------------------------------------------------------

        Note: Capital equipment (computers, printers, etc.) sold at book value as of 12/31/98
                Expense items (file cabinets, o/h projectors, etc.) sold at 50% of original cost